EXHIBIT 32.2
                   CERTIFICATION PURSUANT TO
                    18 U.S.C. SECTION 1350,
                     AS ADOPTED PURSUANT TO
         SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



     In connection with the Quarterly Report of Research Frontiers Incorporated (the "Company") on Form 10-Q for the year ended March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Joseph M. Harary, President, Treasurer and Principal Accounting Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.   The Report fully complies with the  requirements of
     Section 13(a) or 15(d), as applicable, of the Securities
     Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Joseph M. Harary
    Joseph M. Harary
    President, Treasurer
    and Principal Accounting Officer
    May 10, 2004